SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

August 31, 2020 (Unaudited)

COMMON STOCKS — 83.89%	Shares	Fair Value

Banking — 2.92%
U.S. Bancorp	9,558	$347,911

Beverages — 7.49%
Anheuser-Busch InBev S.A./N.V. - ADR (Belgium)	5,682	330,408
Coca-Cola Co. (The)	6,717	332,693
Molson Coors Brewing Co., Class B	6,137	230,997
		894,098
Biotech & Pharma — 3.52%
Bristol-Myers Squibb Co.	6,751	419,912

Commercial Support Services — 2.00%
Waste Management, Inc.	2,092	238,488

Electric Utilities — 23.02%
AES Corp.	16,288	289,112
Consolidated Edison, Inc.	2,627	187,410
Dominion Energy, Inc.	6,938	544,216
Duke Energy Corp.	5,928	476,256
Exelon Corp.	5,956	219,836
NextEra Energy, Inc.	1,799	502,227
PPL Corp.	19,090	527,457
		2,746,514
Food — 6.69%
Hershey Co. (The)	1,481	220,136
JM Smucker Co. (The)	2,596	311,988
Kraft Heinz Co. (The)	7,610	266,654
		798,778
Home & Office Products — 3.02%
Newell Brands, Inc.	22,562	360,541

Insurance — 2.05%
Berkshire Hathaway, Inc., Class B(a)	1,124	245,077

Metals & Mining — 10.18%
Agnico Eagle Mines Ltd. (Canada)	11,635	959,888
Pan American Silver Corp. (Canada)	7,071	255,687
		1,215,575
Oil & Gas Producers — 3.59%
Chevron Corp.	2,506	210,329

See accompanying notes which are an integral part of this schedule of investments.

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS - continued

August 31, 2020 (Unaudited)

COMMON STOCKS — 83.89% - continued	Shares	Fair Value
Oil & Gas Producers — 3.59% - continued
Exxon Mobil Corp.	5,476	$218,711
		429,040
REIT — 5.68%
GEO Group, Inc. (The)	13,465	150,269
Iron Mountain, Inc.	8,685	261,332
Prologis, Inc.	2,615	266,364
		677,965
Specialty Finance — 2.34%
Annaly Capital Management, Inc.	38,053	279,690

Technology Hardware — 4.36%
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	44,623	519,858

Telecommunications — 2.61%
AT&T, Inc.	10,468	312,051

Transportation & Logistics — 2.94%
United Parcel Service, Inc., Class B	2,149	351,619

Wholesale - Consumer Staples — 1.48%
Archer-Daniels-Midland Co.	3,950	176,802

Total Common Stocks (Cost $9,348,508)		10,013,919

RIGHTS — 0.07%

Health Care — 0.07%
Bristol-Myers Squibb Co., Expiring 3/31/21	2,946	7,895

Total Rights (Cost $6,658)		7,895

MONEY MARKET FUNDS - 15.80%

Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(b)	1,885,773	1,885,773

Total Money Market Funds (Cost $1,885,773)		1,885,773

See accompanying notes which are an integral part of this schedule of investments.

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS - continued

August 31, 2020 (Unaudited)

Fair Value

Total Investments — 99.76% (Cost $11,240,939)	$11,907,587

Other Assets in Excess of Liabilities — 0.24%	28,642

NET ASSETS — 100.00%	$11,936,229

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2020.

ADR	- American Depositary Receipt.

At August 31, 2020, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$1,534,297
Gross unrealized depreciation	(979,562)
Net unrealized appreciation/(depreciation) on investments	$554,735
Tax cost of investments	$11,352,852

See accompanying notes which are an integral part of this schedule of investments.

Symons Value Institutional Fund

Related Footnotes to the Schedule of Investments

August 31, 2020

(Unaudited)

The Symons Value Institutional Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Symons Value Institutional Fund

Related Footnotes to the Schedule of Investments - continued

August 31, 2020 – (Unaudited)

In accordance with Unified Series Trust’s valuation policies, Symons Capital Management, Inc. LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

		Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$10,013,919	$-	$-	$10,013,919
Rights	7,895	-	-	7,895
Money Market Funds	1,885,773	-	-	1,885,773
Total	$11,907,587	$-	$-	$11,907,587

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.